Annual Meeting of Stockholders April 28, 2016 Commitment you can count on

2 Forward Looking Statements Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward-looking statements to reflect events or circumstances after the date of this statement. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015.

3 2015 Performance Highlights *Non-core items totaled $0.2M in 2015 and $4.7M in 2014.  5% to $8.9B Assets  7% to $6.5B Loans  4% to $5.2B Deposits  13% to $1.2B Non-Interest Bearing  9% to $305M Revenues  7% to $84M Operating Net Income* 4/1/15 Completed MDE acquisition

4 5-Year Comparative Balance Sheet Data Assets +$2.1B 5% CAGR Loans +$2.1B 8% CAGR Core Deposits +$1.6B 8% CAGR Non-Interest Bearing Deposits +$638M 17% CAGR

5 Loans 65% Investments 26% Intangibles 5% BOLI 2% Other 2% Loans 73% Investments 17% Intangibles 5% BOLI 2% Other 3% Comparative Balance Sheets 12/31/15 $8.9B 12/31/10 $6.8B TOTAL ASSETS

6 CRE 27% Multi-Fam 9% C&I 17% Resi 31% Consumer 13% Construction 3% CRE 28% Multi-Fam 19% C&I 21% Resi 20% Consumer 9% Construction 5% Comparative Loan Composition Commercial: 71% Consumer: 29% Commercial: 56% Consumer: 44% 12/31/15 12/31/10

7 NIB 20% Interest Bearing Core 68% Time 12% NIB 11% Interest Bearing Core 63% Time 20% Comparative Deposits NIB: $1.2B Total Core: $5.2B Total Deposits: $5.9B NIB: $548M Total Core: $3.6B Total Deposits: $4.9B 12/31/15 12/31/10

8 5-Year Comparative Income Statement Data Revenues +$65M 5% CAGR Net Interest Income +$41M 4% CAGR Non-Interest Income +$24M 12% CAGR Net Income +$34M 11% CAGR Earnings Per Share +$0.45 9% CAGR

How we measure success 0.88 1.01 1.18 1.23 1.22 1.33 Earnings per share 9.47 9.87 10.40 10.92 11.40 11.75 Tangible Book Value per share 0.11 0.12 0.13 0.15 0.15 0.17 Regular Quarterly Cash Dividend per share 2.9% 3.6% 3.5% 3.1% 3.4% 3.4% Dividend Yield 15.13 13.39 14.92 19.32 17.46 20.15 Closing price 2010 2011 2012 2013 2014 2015 4% CAGR +55% 9% CAGR 5-year TSR 61%

10 Strategic Initiatives to Drive Long-Term Value Improve Net Interest Margin Develop and Grow Profitable Relationships Prepare our Infrastructure to be a $10 Billion Asset Company

11 Strategic Initiatives to Drive Long-Term Value Grow Wealth Management Revenue Attract, Retain, Develop and Reward Employees Pursue Accretive Mergers and Acquisitions

12 The Outlook (Near-Term) Focus on New Markets Strong and Diversified Loan Pipeline New Mobile Deposit Services for Customers Expanding Beacon Trust Wealth Management Cyber and Information Security